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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 25, 2002




                                  MedQuist Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           New Jersey                     0-19941                 22-2531298
-------------------------------        --------------        -------------------
  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)



                              Five Greentree Centre
                                    Suite 311
                                   Marlton, NJ            08053
               ---------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (856) 810-8000


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Item 5.  Other Events.
----------------------

Pursuant to Regulation FD Rules 100-103:

         Attached as Exhibit 5.1 is the script for the Registrant's second quarter 2002 investor conference call held on July 25, 2002 at 11:00 a.m. (ET).

         Attached as Exhibit 5.2 is the Registrant's earnings release for the second quarter ended June 30, 2002.

Pursuant to Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934, attached as Exhibit 5.3 is a note concerning forward-looking statements and additional information regarding factors that could cause actual results to differ materially from those in such forward-looking statements.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MEDQUIST INC.



Date: July 25, 2002                        By:  /s/Brian J. Kearns
                                           -------------------------------------
                                           Name:   Brian J. Kearns
                                           Title:  Senior Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer